                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 2002

                        COMMISSION FILE NUMBER: 000-27617

                       THE MANAGEMENT NETWORK GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                DELAWARE                                 48-1129619
     (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)


                          7300 COLLEGE BLVD., SUITE 302
                             OVERLAND PARK, KS 66210
                                 (913) 345-9315

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 NOT APPLICABLE
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER ITEMS

On December 2, 2002, The Management Network Group, Inc. ("TMNG") announced the elevation of President, CEO and Director, Richard P. Nespola, to the post of the Chairman of the Board of Directors. Grant G. Behrman, the former Chairman of the Board of Directors will continue to serve as Director. A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this Current
Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 PRESS RELEASE DATED DECEMBER 2, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: DECEMBER 2, 2002     THE MANAGEMENT NETWORK GROUP, INC.
                            BY: /S/ DONALD E. KLUMB
                                -----------------------------
                                DONALD E. KLUMB
                                EXECUTIVE VICE PRESIDENT AND
                                CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX


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
EXHIBIT NO.             DESCRIPTION
-----------             -----------
99.1                    Press Release Dated December 2, 2002 Announcing the
                        Appointment of Richard P. Nespola to Chairman of the
                        Board of Directors of The Management Network Group, Inc.